AMENDMENT NO. 9
                                       TO
                     ALLTEL CORPORATION PROFIT-SHARING PLAN
                          (January 1, 1994 Restatement)


                       WHEREAS, ALLTEL Corporation (the "Company") maintains the ALLTEL Corporation Profit-Sharing Plan, as amended and restated effective January 1, 1994, and subsequently further amended, (the "Plan"); and

                       WHEREAS, the Company desires further to amend the Plan;

                       NOW, THEREFORE, the Company hereby amends the Plan in the respects hereinafter set forth.

                       1. Effective as of February 2, 1998, Section 9.04 of the Plan is amended by adding a new subsection (t) at the end thereof to provide as follows:

             (t) In determining Years of Eligibility Service for an Employee who was an employee of CSC Intelicom, Inc. ("CSC") immediately prior to February 2, 1998, and became an Employee on February 2, 1998, the Employee's period or periods of employment with CSC prior to February 2, 1998 that would have been taken into account under the Plan if such period or periods of employment were service with a member of the Controlled Group, shall be counted as Years of Eligibility Service. Notwithstanding any other provision of the Plan, there shall be no duplication of Years of Eligibility Service under the Plan by reason of service (or hours of service) in respect of any single period or otherwise.

                       2. Effective as of February 28, 1998, Section 9.04 of the Plan is amended by adding a new subsection (u) at the end thereof to provide as follows:

             (u) In determining Years of Eligibility Service for an Employee who was an employee of CSC Intelicom, Inc. ("CSC") immediately prior to February 28, 1998, and became an Employee on February 28, 1998, the Employee's period or periods of employment with CSC prior to February 28, 1998 that would have been taken into account under the Plan if such period or periods of employment were service with a member of the Controlled Group, shall be counted as Years of Eligibility Service. Notwithstanding any other provision of the Plan, there shall be no duplication of Years of Eligibility Service under the Plan by reason of service (or hours of service) in respect of any single period or otherwise.

                       3. Effective as of March 27, 1998, Section 9.04 of the Plan is amended by adding a new subsection (v) at the end thereof to provide as follows:

             (v) In determining Years of Eligibility Service for an Employee who was an employee of CSC Intelicom, Inc. ("CSC") immediately prior to March 27, 1998, and became

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
                       an Employee on March 27, 1998, the Employee's period or periods of employment with CSC prior to March 27, 1998 that would have been taken into account under the Plan if such period or periods of employment were service with a member of the Controlled Group, shall be counted as Years of Eligibility Service. Notwithstanding any other provision of the Plan, there shall be no duplication of Years of Eligibility Service under the Plan by reason of service (or hours of service) in respect of any single period or otherwise.

                       4. Effective as of December 7, 1998, Section 9.04 of the Plan is amended by adding a new subsection (w) at the end thereof to provide as follows:

             (w) In determining Years of Eligibility Service for an Employee who was an employee of United Companies
                       Financial Corporation ("UCFC") immediately prior to December 7, 1998, and became an Employee on December 7, 1998, the Employee's period or periods of employment with UCFC prior to December 7, 1998 that would have been taken into account under the Plan if such period or periods of employment were service with a member of the Controlled Group, shall be counted as Years of Eligibility Service. Notwithstanding any other provision of the Plan, there shall be no duplication of Years of Eligibility Service under the Plan by reason of service (or hours of service) in respect of any single period or otherwise.

                       5. Effective as of December 30, 1998, Section 9.04 of the Plan is amended by adding a new subsection (x) at the end thereof to provide as follows:

             (x)       In  determining  Years  of  Eligibility  Service  for
                       an Employee   who  was  not  an  employee   of   360
                       Communications Company ("360") on or after July 1, 1998, who was an employee of 360 prior to July 1, 1998, and who became an Employee prior to January 1, 1999, the Employee's period or periods of employment with 360 prior to July 1, 1998 that would have been taken into account under the Plan if such period or periods of employment were service with a member of the Controlled Group, shall be counted as Years of Eligibility Service. Notwithstanding any other provision of the Plan, there shall be no duplication of Years of Eligibility Service under the Plan by reason of service (or hours of service) in respect of any single period or otherwise.

                       6. Effective as of February 2, 1998, Section 9.05 of the Plan is amended by adding a new subsection (u) at the end thereof to provide as follows:

             (u) In determining Years of Vesting Service for an Employee who was an employee of CSC Intelicom, Inc. ("CSC") immediately prior to February 2, 1998, and became an Employee on February 2, 1998, the Employee's period or periods of employment with CSC prior to February 2, 1998, that would have been taken into account under the Plan if such period or periods of employment were service with a member of the Controlled Group, shall be counted as Years of Vesting Service. Notwithstanding

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

                       any other provision of the Plan, there shall be no duplication of Years of Vesting Service under the Plan by reason of service (or hours of service) in respect of any single period or otherwise.

                       7. Effective as of February 28, 1998, Section 9.05 of the Plan is amended by adding a new subsection (v) at the end thereof to provide as follows:

             (v) In determining Years of Vesting Service for an Employee who was an employee of CSC Intelicom, Inc. ("CSC") immediately prior to February 28, 1998, and became an Employee on February 28, 1998, the Employee's period or periods of employment with CSC prior to February 28, 1998 that would have been taken into account under the Plan if such period or periods of employment were service with a member of the Controlled Group, shall be counted as Years of Vesting Service. Notwithstanding any other provision of the Plan, there shall be no duplication of Years of Vesting Service under the Plan by reason of service (or hours of service) in respect of any single period or otherwise.

                       8. Effective as of March 27, 1998, Section 9.05 of the Plan is amended by adding a new subsection (w) at the end thereof to provide as follows:

             (w) In determining Years of Vesting Service for an Employee who was an employee of CSC Intelicom, Inc. ("CSC")
                       immediately prior to March 27, 1998, and became an Employee on March 27, 1998, the Employee's period or periods of employment with CSC prior to March 27, 1998 that would have been taken into account under the Plan if such period or periods of employment were service with a member of the Controlled Group, shall be counted as Years of Vesting Service. Notwithstanding any other provision of the Plan, there shall be no duplication of Years of Vesting Service under the Plan by reason of service (or hours of service) in respect of any single period or otherwise.

                       9. Effective as of December 7, 1998, Section 9.05 of the Plan is amended by adding a new subsection (x) at the end thereof to provide as follows:

             (x) In determining Years of Vesting Service for an Employee who was an employee of United Companies Financial Corporation ("UCFC") immediately prior to December 7, 1998, and became an Employee on December 7, 1998, the Employee's period or periods of employment with UCFC prior to December 7, 1998 that would have been taken into account under the Plan if such period or periods of employment were service with a member of the Controlled Group, shall be counted as Years of Vesting Service. Notwithstanding any other provision of the Plan, there shall be no duplication of Years of Vesting Service under the Plan by reason of service (or hours of service) in respect of any single period or otherwise.

                       10. Effective as of July 1, 1998, Section 13.05 of the Plan is amended by adding a new subsection (ee) at the end thereof to provide as follows:

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                                      184

             (ee)      Each person who

                       (i)        was  an  active   employee   of  The   Georgia
                                  Independent   RSA  Nos.  7  and  10   Cellular
                                  Partnership and became an Employee on July 1, 1998;

                       (ii) met the eligibility requirements to become a Participant on or before the last day of the 1998 Plan Year; and

                       (iii) is not otherwise eligible for an allocation of Employer Contribution for the 1998 Plan Year under Section 13.04;

                       shall receive an allocation of Employer Contribution for the 1998 Plan Year as provided in this subsection (ee), if the Participant is credited with at least such number of Hours of Service as the number determined by multiplying 1,000 by a fraction the numerator of which is the number of days of employment with the Controlled Group completed by the Participant in the 1998 Plan Year and the denominator of which is three hundred sixty-five
                       (365). Subject to the last sentence of Section 13.01, the portion of Employer Contribution assigned to the Region including such Participants shall be specified on the Schedule for the 1998 Plan Year and shall be allocated among the Participants in such Region as provided in
                       Section 13.04, but without regard to the requirement that a Participant have a Year of Participation. Notwithstanding the provisions of Section 13.04, any Participant who would receive an allocation of Employer Contribution under this subsection (ee) but for his transfer of employment prior to December 31, 1998, shall be deemed to be in the Region including the Participants eligible under this subsection (ee) for the 1998 Plan Year.

                       11. Effective as of December 7, 1998, Section 13.05 of the Plan is amended by adding a new subsection (ff) at the end thereof to provide as follows:

             (ff)      Each person who

                       (i) was an active employee of United Companies Financial Corporation and became an Employee on December 7, 1998;

                       (ii) met the eligibility requirements to become a Participant on or before the last day of the 1998 Plan Year; and

                       (iii) is not otherwise eligible for an allocation of Employer Contribution for the 1998 Plan Year under Section 13.04;

                       shall receive an allocation of Employer Contribution for the 1998 Plan Year as provided in this subsection (ff), if the Participant is credited with at least such number of Hours of Service as the number determined by multiplying 1,000 by a fraction the numerator of which is the number of days of employment with the Controlled

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                                      185

                       Group completed by the Participant in the 1998 Plan Year and the denominator of which is three hundred sixty-five
                       (365). Subject to the last sentence of Section 13.01, the portion of Employer Contribution assigned to the Region including such Participants shall be specified on the Schedule for the 1998 Plan Year and shall be allocated among the Participants in such Region as provided in
                       Section 13.04, but without regard to the requirement that a Participant have a Year of Participation. Notwithstanding the provisions of Section 13.04, any Participant who would receive an allocation of Employer Contribution under this subsection (ff) but for his transfer of employment prior to December 31, 1998, shall be deemed to be in the Region including the Participants eligible under this subsection (ff) for the 1998 Plan Year.

                       12. Effective as of January 19, 1998, Section 13.05 of the Plan is amended by adding a new subsection (gg) at the end thereof to provide as follows:

             (gg)      Each person who

                       (i)        was an  active  employee  of  Harris  Trust  &
                                  Savings   Bank  and  became  an   Employee  on
                                  January 19, 1998;

                       (ii) met the eligibility requirements to become a Participant on or before the last day of the 1998 Plan Year; and

                       (iii) is not otherwise eligible for an allocation of Employer Contribution for the 1998 Plan Year under Section 13.04;

                       shall receive an allocation of Employer Contribution for the 1998 Plan Year as provided in this subsection (gg), if the Participant is credited with at least such number of Hours of Service as the number determined by multiplying 1,000 by a fraction the numerator of which is the number of days of employment with the Controlled Group completed by the Participant in the 1998 Plan Year and the denominator of which is three hundred sixty-five
                       (365). Subject to the last sentence of Section 13.01, the portion of Employer Contribution assigned to the Region including such Participants shall be specified on the Schedule for the 1998 Plan Year and shall be allocated among the Participants in such Region as provided in
                       Section 13.04, but without regard to the requirement that a Participant have a Year of Participation. Notwithstanding the provisions of Section 13.04, any Participant who would receive an allocation of Employer Contribution under this subsection (gg) but for his transfer of employment prior to December 31, 1998, shall be deemed to be in the Region including the Participants eligible under this subsection (gg) for the 1998 Plan Year.

                       13. Effective as of August 31, 1998, Section 13.05 of the Plan is amended by adding a new subsection (hh) at the end thereof to provide as follows:

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                                      186

             (hh)      Each person who

                       (i) was an active employee of AMCORE Financial Inc. and became an Employee on August 31, 1998;

                       (ii) met the eligibility requirements to become a Participant on or before the last day of the 1998 Plan Year; and

                       (iii) is not otherwise eligible for an allocation of Employer Contribution for the 1998 Plan Year under Section 13.04;

                       shall receive an allocation of Employer Contribution for the 1998 Plan Year as provided in this subsection (hh), if the Participant is credited with at least such number of Hours of Service as the number determined by multiplying 1,000 by a fraction the numerator of which is the number of days of employment with the Controlled Group completed by the Participant in the 1998 Plan Year and the denominator of which is three hundred sixty-five
                       (365). Subject to the last sentence of Section 13.01, the portion of Employer Contribution assigned to the Region including such Participants shall be specified on the Schedule for the 1998 Plan Year and shall be allocated among the Participants in such Region as provided in
                       Section 13.04, but without regard to the requirement that a Participant have a Year of Participation. Notwithstanding the provisions of Section 13.04, any Participant who would receive an allocation of Employer Contribution under this subsection (hh) but for his transfer of employment prior to December 31, 1998, shall be deemed to be in the Region including the Participants eligible under this subsection (hh) for the 1998 Plan Year.

                       14. Effective as of September 16, 1998, Section 13.05 of the Plan is amended by adding a new subsection (ii) at the end thereof to provide as follows:

             (ii)      Each person who

                       (i) was an active employee of AMCORE Financial Inc. and became an Employee on September 16, 1998;

                       (ii) met the eligibility requirements to become a Participant on or before the last day of the 1998 Plan Year; and

                       (iii) is not otherwise eligible for an allocation of Employer Contribution for the 1998 Plan Year under Section 13.04;

                       shall receive an allocation of Employer Contribution for the 1998 Plan Year as provided in this subsection (ii), if the Participant is credited with at least such number of Hours of Service as the number determined by multiplying 1,000 by a fraction the numerator of which is the number of days of employment with the Controlled Group completed by the Participant in the 1998 Plan Year and the denominator of which is three hundred sixty-five

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                                      187

                       (365). Subject to the last sentence of Section 13.01, the portion of Employer Contribution assigned to the Region including such Participants shall be specified on the Schedule for the 1998 Plan Year and shall be allocated among the Participants in such Region as provided in
                       Section 13.04, but without regard to the requirement that a Participant have a Year of Participation. Notwithstanding the provisions of Section 13.04, any Participant who would receive an allocation of Employer Contribution under this subsection (ii) but for his transfer of employment prior to December 31, 1998, shall be deemed to be in the Region including the Participants eligible under this subsection (ii) for the 1998 Plan Year.

                       15. Effective as hereinafter set forth, Section 15.03 of the Plan is amended by adding a new paragraph at the end thereof to provide as follows:

             Notwithstanding the preceding provisions of this Section 15.03 or any other provision of the Plan to the contrary: Effective with respect to any Participant whose Settlement Date occurs afer December 31, 1998, any reference in the Plan to "$3,500" as such reference relates to the timing or form of distribution shall be replaced with a reference to "$5,000".

                       16. Effective as hereinafter set forth, the Plan is amended by adding immediately following Article XXII thereof the following new
Article XXIII:

                                 ARTICLE XXIII
                             EXTENSION OF COVERAGE
                                       TO
                               CERTAIN EMPLOYEES

         23.01    Extension  of Coverage to Certain  Georgia  Exchange
                  Employees

                     Effective beginning June 1, 1998 and as more specifically hereinafter provided, the proviso to paragraph (a)(1) of
                     Section 1.12 shall not apply to and coverage under the Plan shall be extended to a person who on or after June 1,1998 is an Employee and who on or before June 1, 1998 was in the bargaining unit described in National Labor Relations Board Case 10-RD-1309 (a "Decertified Employee"): For purposes of Sections 13.01, 13.02, 13.03, 13.04, and 13.06, for the
                     Plan Year ending December 31, 1998, a Decertified Employee who would have been an Eligible Employee at relevant times during the Plan Year ending December 31, 1998 but for paragraph (a)(1) of Section 1.12 shall be treated as an Eligible Employee at such relevant times during the Plan Year ending December 31, 1998.


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


         23.02    Extension of Coverage to Certain Ohio Employees

                     Effective beginning December 16, 1998 and as more specifically hereinafter provided, the proviso to paragraph
                     (a)(1) of Section 1.12 shall not apply to and coverage under the Plan shall be extended to a person who on or after December 16,1998 is an Employee and who on or before December 16, 1998 was in the bargaining unit described in National Labor Relations Board Case 8-RD-1819 (a "Decertified Employee"): For purposes of Sections 13.01, 13.02, 13.03, 13.04, and 13.06, for the Plan Year ending
                     December 31, 1998, a Decertified Employee who would have been an Eligible Employee at relevant times during the Plan Year ending December 31, 1998 but for paragraph (a)(1) of
                     Section 1.12 shall be treated as an Eligible Employee at such relevant times during the Plan Year ending December 31, 1998.

                  IN WITNESS WHEREOF, the Company, by its duly authorized officer, has caused this Amendment to be executed on this 30th day of December, 1998.


                                                  ALLTEL CORPORATION


                                                  By: /s/ Joe T. Ford
                                                  -----------------------------
                                                  Title:


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
                                AMENDMENT NO. 10
                                       TO
                     ALLTEL CORPORATION PROFIT-SHARING PLAN
                          (January 1, 1994 Restatement)


                  WHEREAS, ALLTEL Corporation (the "Company") maintains the ALLTEL Corporation Profit-Sharing Plan, as amended and restated effective January 1, 1994 and subsequently further amended (the "Plan"); and

                  WHEREAS, the Company desires further to amend the Plan;

                  NOW, THEREFORE, BE IT RESOLVED, that the Company hereby amends the Plan in the respects hereinafter set forth:

                  Effective as of January 1, 1999, the first two sentences of
Section 1.07 are amended to provide as follows:

                  The amount paid by the Employer during the Plan Year directly to the Employee, including basic wages, cash bonuses, overtime compensation, commissions, shift differentials, in-charge premiums, any amount the payment of which is deferred under the ALLTEL Corporation Executive Deferred Compensation Plan, the ALLTEL Corporation Performance Incentive Compensation Plan, or the ALLTEL Corporation Long-Term Performance Incentive Plan, or the ALLTEL Corporation 1998 Management Deferred Compensation Plan, but excluding any other forms of additional compensation and further excluding non-wage taxable fringe benefits. Compensation which a Participant elects to defer under the above-specified plans shall, for purposes of the Plan, be credited to the Participant as compensation during the period when such deferred amounts would have been paid (in the absence of the deferral election) rather than during the period when such deferred amounts are earned or actually paid.

                  IN WITNESS WHEREOF, the Company, by its duly authorized officer, has caused this Amendment to be executed on this 28 day of January, 1999.

                                          ALLTEL CORPORATION


                                          By: /s/ John L. Comparin
                                          --------------------------------------
                                          Title: V.P. Human Resources

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